                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                               FORM 8-K/A NO. 1
                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  June 30, 1998



                            JONES INTERCABLE, INC.
                            ----------------------
            (Exact name of registrant as specified in its charter)




     Colorado                         1-9953               84-0613514
     --------                         ------               ----------
(State of Organization)       (Commission File No.)      (IRS Employer
                                                       Identification No.)


P.O. Box 3309, Englewood, Colorado 80155-3309             (303) 792-3111
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(Address of principal executive office and Zip Code       (Registrant's
                                                           telephone no.
                                                        including area code)
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Item 2.      Acquisition of Assets

        On June 30, 1998, Jones Communications of New Mexico, Inc., an indirect subsidiary of Jones Intercable, Inc., a Colorado corporation (the "Company"), acquired from Cable TV Fund 12-BCD Venture, an affiliated Colorado general partnership (the "Venture"), the cable television system serving areas in and around Albuquerque, New Mexico (the "Albuquerque System") for a purchase price of $222,963,267, subject to normal closing adjustments. The Venture is comprised of Cable TV Fund 12-B, Ltd., Cable TV Fund 12-C, Ltd. and Cable TV Fund 12-D, Ltd., Colorado limited partnerships. The Company is the general partner of these limited partnerships.

        The purchase price paid by the Company for the Albuquerque System represented the average of three separate, independent appraisals of the Albuquerque System. The Company used borrowings available under its credit facilities to acquire the Albuquerque System. The Company received from the three partnerships that comprise the Venture general partner distributions totaling approximately $8,100,000.

        As of May 31, 1998, the Albuquerque System passed approximately 237,000 homes, had approximately 114,000 basic subscribers and approximately 63,000 subscriptions for units of pay television.

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Item 7.  Financial Statements and Exhibits
         ---------------------------------

     a. Historical financial statements.
        Historical financial statements of the Albuquerque System are incorporated by reference from the Jones Intercable, Inc. Current Report on Form 8-K dated August 1, 1997 (Commission File No. 1-9953).

     b. Pro forma financial statements.
        Pro forma financial statements of Jones Intercable, Inc. reflecting the acquisition of the Albuquerque System are incorporated by reference from the Jones Intercable, Inc. Current Report on Form 8-K dated August 1, 1997 (Commission File No. 1-9953).

     c. Exhibits.
        Purchase and Sale Agreement dated as of July 28, 1997 between Jones Intercable, Inc. and Cable TV Fund 12-BCD Venture is incorporated by reference from the Jones Intercable, Inc. Current Report on Form 8-K dated August 1, 1997 (Commission File No. 1-9953).

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                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      JONES INTERCABLE, INC.,
                                      a Colorado corporation


Dated:  July 16, 1998                 By:  /s/ Elizabeth M. Steele
                                           -----------------------
                                           Elizabeth M. Steele
                                           Vice President, General Counsel
                                           and Secretary

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